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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 28, 2006


                                    MDI, INC.
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             (Exact name of registrant as specified in its charter)


                  Delaware                 0-9463                75-2626358
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         (State or other jurisdiction   (Commission           (IRS Employer
                of incorporation)       File Number)        Identification No.)

              10226 San Pedro Avenue
                San Antonio, Texas                                     78216
     (Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (210) 582-2664


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      By letter dated December 21, 2006, Lance Borvansky, a member of the Board of Directors ("Board"), tendered his resignation from the Board with immediate effect. The letter raises several issues about the Company's strategic initiatives and management philosophy.

      The Company disagrees with Mr. Borvansky's assessment of these issues.

      On September 28, 2006, the Board made certain alignments to its standing Committees and agreed on the Board members to serve on those Committees. At that time, the Board determined not to appoint Mr. Borvansky as a member of any Board Committee and Mr. Borvansky has not served as a member of any Board Committee since September 28, 2006.

      Mr. Borvansky, a member of the Board since 2002, had served as a member of the Audit, Compensation, Nominating and International Strategy Committees.

      No later than the day that the Company files this Current Report on Form 8-K with the SEC, the Company will provide Mr. Borvansky with a copy of the disclosures that it is making herein and inform him that he has the opportunity to furnish the Company as promptly as possible with a letter addressed to the Company stating whether he agrees with the statements made by the Company herein and, if not, stating the respects in which he does not agree. Any such letter received by the Company from Mr. Borvansky will be filed with the SEC as an exhibit by an amendment to this Current Report on Form 8-K within two business days after receipt thereof by the Company.

The information contained in this Current Report shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

            (d) Exhibits

            Exhibit               Description
            -------               -----------
            99.1                  Lance Borvansky December 21, 2006 Resignation
                                  Letter


Dated:  December 28, 2006                          MDI, Inc.

                                            By: /s/ Richard A. Larsen

                                            Richard A. Larsen
                                            Senior Vice President and Secretary





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